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                         FIRST EAGLE SOGEN FUNDS, INC.

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED OCTOBER 1, 2002
           TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002

Front-End Load Waiver: The following language should be inserted on page 20 of the Statement of Additional Information as the last paragraph under the heading 'HOW TO PURCHASE SHARES':

    A shareholder may qualify for a waiver of the front-end sales charge if the shareholder purchases Class A shares of a Fund with the proceeds from a redemption of Class A shares of another 'load' mutual fund made within 60 days of the purchase. The shareholder will need to inform the Company of this at the time that the order for the purchase is placed and provide a copy of the shareholder's prior account statement showing the redemption.

The information above supplements, and to the extent inconsistent therewith, replaces, the information contained in the Statement of Additional Information for FESF, including but not limited to information contained in the section entitled 'HOW TO PURCHASE SHARES.'

                                   *    *    *

First Eagle SoGen Gold Fund Precious Metals-Related Investments: Your Board of Directors, in consultation with your portfolio managers, has determined that is in the best interests of the First Eagle SoGen Gold Fund ('Gold Fund') that it be allowed greater flexibility in pursuing precious metal-related investment opportunities. Previously, the Fund was limited to investments in precious metal finance and operating companies, but could not invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery ('futures contracts'). At their September 10, 2002 meeting, however, the Board of Directors determined to change 'non-fundamental' investment restriction (h) so as to permit these additional precious metal-related investments as follows:

    (h) (Overseas Fund and Gold Fund) -- purchase or sell commodities or commodity contracts; except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Gold Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

Your Board of Directors has considered both the risks and the benefits of these types of investments in determining their appropriateness with respect to the Gold Fund. Although the risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, which are already described in the Fund's Prospectus, there are additional considerations related to such direct precious metal investments, including custody and transaction (i.e., brokerage) costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold must be closely monitored to avoid potentially negative tax consequences. Investing in futures contracts and similar 'derivative' instruments also carries additional risks, in that these types of instruments (i) are often more volatile than direct investments in the commodity underlying them


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(e.g., gold), because they commonly involve significant 'built in' leverage, and
(ii) are subject to the risk of default by the counterparty to the contract. Holding gold in book account may also involve risks of the credit of the party holding the gold. Even if holding gold does not involve the risk of the credit of the counterparty or entity holding the gold, it will involve the risk of delays in the Gold Fund obtaining the assets involved in the case of bankruptcy or insolvency of the custodian and therefore impair their potential disposition. Accordingly, the following information has been added to the Statement of Additional Information under the heading 'Investment Policies, Techniques and
Risks':

Futures and Options on Futures. The Gold Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of the Fund's returns, because they commonly involve significant 'built in' leverage and can be entered into with relatively small 'margin' commitments by the Fund relative to the resulting investment exposure.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ('CFTC').

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the Securities and Exchange Commission ('SEC') and its staff may require the Fund to segregate liquid assets in connection with its options and commodities (futures) transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the investment adviser's ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the investment adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund.

                                   *    *    *

This information supplements, and to the extent inconsistent therewith, replaces, the information contained in the Statement of Additional Information for FESF, including but not limited to the section entitled 'Investment Restrictions' and 'Investment Policies, Techniques and Risks.'